UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-03870

Morgan Stanley U.S. Government Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	March 29, 2018

Item 1.  Schedule of Investments.

The Registrant’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments • March 29, 2018¤ (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (1.0%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
$274	1 Month USD LIBOR + 1.727%	3.479%	11/01/36	$286,263
2,506	1 Month USD LIBOR + 1.812%	3.599	06/01/43	2,619,907
576	1 Month USD LIBOR + 1.905%	3.655	10/01/36	606,646
	Federal National Mortgage Association, Conventional Pool:
853	1 Month USD LIBOR + 1.57%	2.192	05/01/44	866,246
	Total Agency Adjustable Rate Mortgages (Cost $4,405,354)			4,379,062

	Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed) (1.4%)
3,601	Amal Ltd. (Cayman Islands)	3.465	08/21/21	3,660,102
2,549	Safina Ltd. (Cayman Islands)	2.00	12/30/23	2,498,724
	Total Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed) (Cost $6,150,230)			6,158,826

	Agency Bond - Finance (U.S. Government Guaranteed) (0.4%)
1,608	Washington Aircraft 1 Co., DAC (Ireland) (Cost $1,608,415)	2.637	09/15/26	1,597,706

	Agency Bonds - Sovereign (U.S. Government Guaranteed) (4.6%)
14,175	Israel Government AID Bond (Israel)	5.50	09/18/23	16,093,423
3,660	Petroleos Mexicanos (Mexico)	2.46	12/15/25	3,622,429
	Total Agency Bonds - Sovereign (U.S. Government Guaranteed) (Cost $19,236,907)			19,715,852

	Agency Fixed Rate Mortgages (38.3%)
	Federal Home Loan Mortgage Corporation,
	April TBA:
2,320	(a)	4.00	04/01/48	2,381,716
	Gold Pools:
4,738		3.00	03/01/47	4,627,980
10,536		3.50	08/01/42–06/01/45	10,597,149
6,314		4.00	12/01/41–10/01/45	6,517,389
1,004		5.00	01/01/40	1,087,835
1,212		5.50	11/01/39	1,333,290
171		6.50	03/01/29–09/01/32	193,269
320		7.50	05/01/35	366,203
202		8.00	08/01/32	233,272
207		8.50	08/01/31	243,695
	Federal National Mortgage Association,
	April TBA:
4,870	(a)	3.00	04/01/33	4,864,040
17,050	(a)	3.50	04/01/48	17,086,963
1,920	(a)	4.00	04/01/48	1,970,445
1,170	(a)	4.50	04/01/48	1,225,278
	Conventional Pools:
14,938		3.00	05/01/30–06/01/47	14,641,458
21,884		3.50	12/01/42–01/01/48	22,006,709
29,808		4.00	11/01/41–01/01/46	30,723,089
11,666		4.50	01/01/25–11/01/44	12,342,604
3,631		5.00	05/01/35–02/01/41	3,929,988
973		5.115	03/01/38	1,029,152
3,324		5.50	03/01/35–10/01/35	3,650,961
57		6.50	06/01/29–02/01/33	63,454
1		7.00	05/01/31	1,047
525		7.50	08/01/37	618,039
423		8.00	04/01/33	498,339

412		8.50		10/01/32	496,311
	Government National Mortgage Association,
	April TBA:
2,380	(a)	3.50		04/20/48	2,403,289
	Various Pools:
7,993		3.50		08/20/45–07/20/46	8,083,831
4,473		4.00		11/20/42–07/15/44	4,634,044
711		5.00		01/20/40	757,144
79		5.125		11/20/37	83,023
734		5.25		04/20/36–09/20/39	792,018
1,176		5.375		02/20/36–08/20/40	1,265,386
1,953		6.00		02/15/28–09/20/34	2,192,470
47		6.50		04/15/19	47,137
123		7.00		03/20/26–07/20/29	140,998
807		8.00		11/15/19–08/15/31	839,610
896		8.50		07/15/30	996,862
165		9.00		04/15/18–02/15/25	166,350
118		9.50		06/15/18–12/15/20	121,499
98		10.00		07/15/18–11/15/20	103,676
	Total Agency Fixed Rate Mortgages (Cost $168,148,452)				165,357,012

	Asset-Backed Securities (7.2%)
	American Homes 4 Rent Trust
2,965	(b)	3.678		12/17/36	3,041,255
2,728	(b)	3.732		10/17/45	2,791,702
6,665	Ford Credit Auto Owner Trust (b)	2.26		11/15/25	6,642,326
	Invitation Homes Trust
4,053	1 Month USD LIBOR + 1.30% (b)	3.05	(c)	08/17/32	4,058,922
2,127	1 Month USD LIBOR + 1.35% (b)	3.158	(c)	06/17/32	2,129,715
1,533	New Residential Mortgage Loan Trust (b)	4.00	(c)	08/27/57	1,561,503
	North Carolina State Education Assistance Authority
1,095	3 Month USD LIBOR + 0.80%	2.545	(c)	07/25/25	1,098,383
32	3 Month USD LIBOR + 0.90%	2.645	(c)	01/26/26	32,252
	Panhandle-Plains Higher Education Authority, Inc.,
194	3 Month USD LIBOR + 0.95%	2.645	(c)	07/01/24	193,725
2,263	SBA Small Business Investment Cos.	2.245		09/10/22	2,225,043
	United States Small Business Administration
2,200		2.42		06/01/32	2,172,317
5,370		2.67		04/01/32	5,335,885
	Total Asset-Backed Securities (Cost $31,243,647)				31,283,028

	Collateralized Mortgage Obligations - Agency Collateral Series (11.9%)
	Federal Home Loan Mortgage Corporation
3,265		2.355		07/25/22	3,199,396
10,125		2.373		05/25/22	9,946,643
4,700		2.682		10/25/22	4,661,465
3,354		2.699		05/25/18	3,349,397
5,595		2.789		01/25/22	5,587,961
4,000		3.32	(c)	02/25/23	4,079,068
3,429		3.527	(c)	10/25/23	3,530,777
5,125		3.871		04/25/21	5,268,679
	IO
32,939		0.327	(c)	11/25/27	940,494
20,529		0.437	(c)	08/25/27	726,677
	IO REMIC
5,003	6.00% - 1 Month USD LIBOR	4.223	(c)	11/15/43	660,278
4,005	6.05% - 1 Month USD LIBOR	4.273	(c)	04/15/39	290,652
	Federal National Mortgage Association
4,048		2.171	(c)	09/25/19	4,021,261
1,529		3.763		06/25/21	1,562,168
	IO
11,435	6.39% - 1 Month USD LIBOR	4.519	(c)	09/25/20	783,753

	IO REMIC
13,828		3.50		02/25/39	1,339,490
8,093	6.55% - 1 Month USD LIBOR	4.679	(c)	08/25/41	1,105,806
	Government National Mortgage Association,
	IO
5,404	6.10% - 1 Month USD LIBOR	4.314	(c)	07/16/33	169,034
803		5.00		02/16/41	187,653
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $50,061,058)				51,410,652

	Commercial Mortgage-Backed Securities (3.9%)
	Citigroup Commercial Mortgage Trust,
	IO
5,779		0.886	(c)	11/10/48	260,495
28,893		0.957	(c)	09/10/58	1,597,430
12,631		1.403	(c)	11/10/46	450,647
10,931	COMM Mortgage Trust, IO	1.263	(c)	08/10/46	401,049
31,787	Commercial Mortgage Pass-Through Certificates,
	IO	0.78	(c)	02/10/47	780,652
600	DBUBS Mortgage Trust (b)	3.452		10/10/34	602,936
	GS Mortgage Securities Trust,
	IO
21,583		1.005	(c)	04/10/47	998,577
20,398		1.274	(c)	10/10/49	1,584,943
15,808		1.354	(c)	10/10/48	1,180,229
13,165		1.388	(c)	11/10/46	495,184
9,445	JP Morgan Chase Commercial Mortgage Securities Trust, IO JPMBB Commercial Mortgage Securities Trust,	0.811	(c)	12/15/49	406,214
	IO
31,461		0.854	(c)	01/15/47	1,119,009
7,642		1.249	(c)	11/15/45	292,461
14,471	UBS Commercial Mortgage Trust, IO	1.079	(c)	12/15/50	1,096,981
	Wells Fargo Commercial Mortgage Trust,
	IO
13,808		1.028	(c)	12/15/49	730,365
17,444		1.239	(c)	11/15/50	1,569,513
17,226		1.652	(c)	11/15/49	1,605,675
	WFRBS Commercial Mortgage Trust,
	IO
16,125		0.484	(c)	08/15/46	312,173
17,131		1.046	(c)	03/15/46	464,351
20,508		1.465	(c)	12/15/46	851,129
	Total Commercial Mortgage-Backed Securities (Cost $16,662,936)				16,800,013

	Mortgages - Other (9.1%)
1,877	CIM Trust (b)	3.00	(c)	04/25/57	1,867,148
	Federal Home Loan Mortgage Corporation
4,815		3.00		09/25/45–05/25/47	4,638,585
761	1 Month USD LIBOR + 1.20%	3.072	(c)	10/25/29	769,430
6,619		3.50		05/25/45–05/25/47	6,536,508
1,550	1 Month USD LIBOR + 1.85%	3.722	(c)	10/25/27	1,582,431
750	1 Month USD LIBOR + 2.00%	3.872	(c)	12/25/28	763,831
299		4.00		05/25/45	300,824
632	1 Month USD LIBOR + 2.20%	4.072	(c)	10/25/28	640,311
1,500	1 Month USD LIBOR + 2.75%	4.622	(c)	09/25/28	1,534,977
513	1 Month USD LIBOR + 2.80%	4.672	(c)	05/25/28	529,265
1,200	1 Month USD LIBOR + 2.90%	4.772	(c)	07/25/28	1,231,405
	Federal National Mortgage Association
2,101	1 Month USD LIBOR + 1.30%	3.172	(c)	04/25/29–05/25/29	2,118,242
468	1 Month USD LIBOR + 2.20%	4.072	(c)	10/25/28	471,266
1,685	Galton Funding Mortgage Trust (b)	4.00	(c)	11/25/57	1,705,703
	New Residential Mortgage Loan Trust

3,350	(b)	3.75	(c)	11/26/35–08/25/55	3,392,487
2,264	(b)	4.00	(c)	02/25/57	2,316,359
	Seasoned Credit Risk Transfer Trust
2,287		3.00		05/25/57	2,217,901
1,936		3.50		06/25/57	1,932,021
4,402		4.50		06/25/57	4,605,367
	Total Mortgages - Other (Cost $39,512,122)				39,154,061

	Municipal Bonds (11.0%)
3,615	Bay Area Toll Authority	6.263		04/01/49	5,117,448
3,875	City of New York, NY, Series G-1	5.968		03/01/36	4,935,956
3,060	City of San Francisco, CA, Public Utilities Commission Water Revenue	6.00		11/01/40	3,836,506
5,980	Los Angeles Unified School District	5.75		07/01/34	7,422,884
1,450	Metropolitan Transportation Authority	6.668		11/15/39	1,972,740
6,245	Missouri Highway & Transportation Commission	5.445		05/01/33	7,278,903
1,759	Municipal Electric Authority of Georgia, GA	6.637		04/01/57	2,188,038
1,360	New Jersey Transportation Trust Fund Authority	6.561		12/15/40	1,731,348
3,625	New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267		05/01/27	4,125,377
3,000	New York State Dormitory Authority	5.628		03/15/39	3,653,055
2,575	State of Oregon Department of Transportation	5.834		11/15/34	3,222,535
1,580	State of Washington	5.481		08/01/39	1,950,137
	Total Municipal Bonds (Cost $38,975,336)				47,434,927

	U.S. Agency Securities (10.2%)
5,550	Federal Home Loan Bank	0.875		10/01/18	5,519,175
5,520	Federal Home Loan Mortgage Corporation	0.875		10/12/18	5,489,552
	Private Export Funding Corp.
5,300		1.45		08/15/19	5,230,183
6,960		4.30		12/15/21	7,374,176
	Tennessee Valley Authority
6,935		5.25		09/15/39	9,123,159
8,085		7.125		05/01/30	11,329,648
	Total U.S. Agency Securities (Cost $40,696,353)				44,065,893

	U.S. Treasury Security (1.2%)
5,233	U.S. Treasury Note (Cost $5,131,790)	0.375		01/15/27	5,102,130

	Short-Term Investments (6.5%)
	U.S. Treasury Securities (2.9%)
	U.S. Treasury Bills
10,000	(d)(e)	1.434		05/24/18	9,979,706
2,370	(d)(e)	1.80		08/09/18	2,354,503
	Total U.S. Treasury Securities (Cost $12,334,248)				12,334,209

NUMBER OF SHARES (000)
	Investment Company (3.6%)
15,598	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (f) (Cost $15,598,423)		15,598,423
	Total Short-Term Investments (Cost $27,932,671)		27,932,632

	Total Investments (Cost $449,765,271) (g)(h)(i)	106.7%	460,391,794
	Liabilities in Excess of Other Assets	(6.7)	(28,740,852)
	Net Assets	100.0%	$431,650,942

AID	Agency for International Development.

IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REMIC	Real Estate Mortgage Investment Conduit.
TBA	To Be Announced.
¤	March 29, 2018 represents the last business day of the Fund’s quarterly period.
(a)	Security is subject to delayed delivery.
(b)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)

Floating or Variable rate securities: The rates disclosed are as of March 29, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)	Rate shown is the yield to maturity at March 29, 2018.
(e)	All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.
(f)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 29, 2018, advisory fees paid were reduced by $3,612 relating to the Fund’s investment in the Liquidity Funds.

(g)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.
(h)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 29, 2018, the Fund did not engage in any cross-trade transactions.

(i)

At March 29, 2018, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,665,729 and the aggregate gross unrealized depreciation is $6,087,100, resulting in net unrealized appreciation of $12,578,629.

Futures Contracts:

The Fund had the following futures contracts open at March 29, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value	Unrealized Appreciation (Depreciation)
Long:
U.S. Treasury 2 yr. Note	158	Jun-18	31,600	$33,592,281	$17,282
U.S. Treasury Ultra Bond	141	Jun-18	14,100	22,626,094	836,250
U.S. Treasury 5 yr. Note	14	Jun-18	1,400	1,602,453	1,203
U.S. Treasury 10 yr. Note	4	Jun-18	400	484,563	5,375
U.S. Treasury 30 yr. Bond	2	Jun-18	200	293,250	3,625
Short:
U.S. Treasury 10 yr. Ultra Long Bond	22	Jun-18	(2,200)	(2,856,906)	(40,311)
					$823,424

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at March 29, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value	Upfront Payment Paid	Unrealized Appreciation
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.26%	Semi-Annual/Quarterly	12/7/26	$7,141	$254,397	$—	$254,397
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	12/21/26	7,186	129,742	—	129,742
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	5/23/47	5,858	438,805	—	438,805
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.56	Semi-Annual/Quarterly	11/9/47	5,400	305,738	—	305,738
							$1,128,682	$—	$1,128,682

*	Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.
LIBOR	London Interbank Offered Rate.

Currency Abbreviation:

USD	United States Dollar.

Morgan Stanley U.S. Government Securities Trust

Summary of Investments • March 29, 2018¤ (unaudited)

PORTFOLIO COMPOSITION** as of 03/29/18	Percentage of Total Investments
Agency Fixed Rate Mortgages	35.9%
Collateralized Mortgage Obligations - Agency Collateral Series	11.2
Municipal Bonds	10.3
U.S. Agency Securities	9.6
Mortgages - Other	8.5
Asset-Backed Securities	6.8
Short-Term Investments	6.1
Agency Bonds - Sovereign (U.S. Government Guaranteed)	4.3
Commercial Mortgage-Backed Securities	3.6
Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed)	1.3
U.S. Treasury Security	1.1
Agency Adjustable Rate Mortgages	1.0
Agency Bond - Finance (U.S. Government Guaranteed)	0.3
100.0%

¤	March 29, 2018 represents the last business day of the Fund’s quarterly period.
**

Does not include open long/short futures contracts with an underlying face amount of $61,455,547 with net unrealized appreciation of $823,424. Does not include open swap agreements with total unrealized appreciation of $1,128,682.

Morgan Stanley U.S. Government Securities Trust

Notes to Portfolio of Investments • March 29, 2018 (unaudited)

Valuation of Investments - (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) listed swaps are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed swaps should be fair valued at the mean between its latest bid and ask prices. Unlisted swaps are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of March 29, 2018:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$4,379,062	$—	$4,379,062
Agency Bonds - Consumer Discretionary (U.S. Government Guaranteed)	—	6,158,826	—	6,158,826
Agency Bond - Finance (U.S. Government Guaranteed)	—	1,597,706	—	1,597,706
Agency Bonds - Sovereign (U.S. Government Guaranteed)	—	19,715,852	—	19,715,852
Agency Fixed Rate Mortgages	—	165,357,012	—	165,357,012
Asset-Backed Securities	—	31,283,028	—	31,283,028
Collateralized Mortgage Obligations - Agency Collateral Series	—	51,410,652	—	51,410,652
Commercial Mortgage-Backed Securities	—	16,800,013	—	16,800,013
Mortgages - Other	—	39,154,061	—	39,154,061
Municipal Bonds	—	47,434,927	—	47,434,927
U.S. Agency Securities	—	44,065,893	—	44,065,893
U.S. Treasury Security	—	5,102,130	—	5,102,130
Total Fixed Income Securities	—	432,459,162	—	432,459,162

Short-Term Investments
U.S. Treasury Securities	—	12,334,209	—	12,334,209
Investment Company	15,598,423	—	—	15,598,423
Total Short-Term Investments	15,598,423	12,334,209	—	27,932,632
Futures Contracts	863,735	—	—	863,735
Interest Rate Swap Agreements	—	1,128,682	—	1,128,682
Total Assets	16,462,158	445,922,053	—	462,384,211
Liabilities:
Futures Contract	(40,311)	—	—	(40,311)
Total	$16,421,847	$445,922,053	$—	$462,343,900

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 29, 2018, the Fund did not have any investments transfer between investment levels.

Item 2.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 17, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 17, 2018